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                                                                   Exhibit 10.20
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                             RECIPROCITY AGREEMENT
                                 BY AND BETWEEN
                           TORCHMARK CORPORATION AND
                        WADDELL & REED FINANCIAL, INC.,
                                ON BEHALF OF THE
                      TORCHMARK CORPORATION PENSION PLAN,
           THE WADDELL & REED FINANCIAL, INC. RETIREMENT INCOME PLAN,
           THE TORCHMARK CORPORATION SAVINGS AND INVESTMENT PLAN, AND
         THE WADDELL & REED FINANCIAL, INC. SAVINGS AND INVESTMENT PLAN

                                   Recitals:

        Waddell & Reed Financial, Inc. and its affiliates (collectively, "W&R Financial") employ individuals who were formerly employed by Torchmark Corporation and its affiliates (collectively, "Torchmark") and who accrued benefits under the Torchmark Corporation Pension Plan (the "Torchmark Pension Plan") and the Torchmark Corporation Savings and Investment Plan (the "Torchmark Thrift Plan").

        Torchmark employs individuals who were formerly employed by Waddell & Reed Financial or its predecessor, Waddell & Reed, Inc. and its affiliates (collectively, "W&R") and who accrued benefits under the Waddell & Reed Financial, Inc. Retirement Income Plan (the "W&R Financial Pension Plan") and the Waddell & Reed Financial, Inc. Savings and Investment Plan (the "W&R Financial Thrift Plan").

        In connection with the initial public offering of Class A common stock of W&R Financial, the parties hereto desire for the plans identified herein to transfer certain assets and liabilities among and between said plans.

NOW, THEREFORE, the parties hereto hereby agree as follows:

     1. The W&R Financial Thrift Plan shall transfer to the Torchmark Thrift Plan assets and liabilities related to the following classes of employees:

     (a)  Existing and former employees of United Investors Life Insurance
          Company;

     (b)  Existing sales persons of Waddell & Reed Asset Management Company;
          and,

     (c) Former employees of W&R or W&R Financial who are current employees of Torchmark.
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  2.  The Torchmark Thrift Plan shall transfer to the W&R Financial Thrift Plan assets and liabilities related to the following classes of employees:

     (a)  Former employees of Torchmark who are current employees of W&R
          Financial.

  3. The W&R Financial Pension Plan shall transfer to the Torchmark Pension Plan assets and liabilities related to the following classes of employees:

     (a)  Existing sales persons of Waddell & Reed Asset Management Company;
          and,

     (b)  Former employees of United Investors Real Estate Company.

  4. The Torchmark Pension Plan shall transfer to the W&R Financial Pension Plan assets and liabilities related to the following classes of employees:

     (a) Former employees of Torchmark who are current employees of W&R Financial; and,

     (b)  Former employees of Torch Energy Advisors Incorporated.

  5. The transfers of assets and liabilities provided for herein shall take place no sooner than the filing of appropriate Forms 5310-A with the Internal Revenue Service, the Department of Labor, and the Pension Benefit Guaranty Corporation unless a regulatory exemption for the filing of such forms exists.

  6. The parties hereto may amend this agreement at any time pursuant to a writing signed by both parties.

  DONE as of this the __ day of __________, 1998.


                              Torchmark Corporation, as sponsor and plan administrator of the Torchmark Corporation Pension Plan and the Torchmark Corporation Savings and Investment Plan

ATTEST:                       By:_______________________________________
                                 Its:___________________________________

________________________________


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                              Waddell & Reed Financial, Inc., as sponsor and
                              plan administrator of the Waddell & Reed
                              Financial, Inc. Retirement Income Plan and the Waddell & Reed Financial, Inc. Savings and Investment Plan

ATTEST:                       By:_______________________________________
                                 Its:___________________________________

________________________________


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